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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 31, 2003
(Date of Report)

NEORX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-16614 (Commission File No.)	91-1261311 (IRS Employer Identification No.)
300 Elliott Avenue West, Suite 500, Seattle, Washington (Address of principal executive offices)		98119-4007 (Zip Code)
(206) 281-7001 (Registrant's telephone number, including area code)

Item 5. Other Events

Executive Compensation

Summary Compensation Table

        The following table sets forth all compensation for services rendered in the year ended December 31, 2003 paid to NeoRx Corporation's Chief Executive Officer, the four most highly compensated officers other than the Chief Executive Officer that were serving as executive officers at the end of 2003, and Douglass B. Given, who resigned as President and Chief Executive Officer on June 30, 2003 (the "Named Executive Officers").

	For the year ended December 31, 2003
			Long-Term Compensation
	Annual Compensation
			Securities Underlying Options Granted (#)
Name and Principal Position	Salary ($)	Bonus ($) (1)		All Other Compensation ($) (2)
Jack L. Bowman Chairman and Chief Executive Officer	289,690	175,000	300,000	—
Douglass B. Given(3) Chief Executive Officer and President	131,621	—	200,000	525
Karen Auditore-Hargreaves President and Chief Operating Officer	231,137	91,700	258,340	1,052
Anna Lewak Wight Vice President, Legal	230,360	57,422	150,000	860
Linda T. Findlay Vice President, Human Relations	140,826	24,948	124,000	1,326
Neile A. Grayson(4) Vice President, Corporate Development	185,237	34,701	130,000	237
Melinda G. Kile Vice President, Finance	160,342	28,512	136,400	842

(1)
Includes annual bonus award and discretionary bonus award.

(2)
Consists of 5% matching of contributions paid to NeoRx Corporation's Employee Savings Plan and Trust, the Company's 401(k) plan and premiums paid under group term life insurance policies.

(3)
Dr. Given resigned as Chief Executive Officer and President of the Company on June 30, 2003.

(4)
Dr. Grayson resigned as Vice President, Corporate Development of the Company on January 16, 2004.

Stock Option Awards in 2003

        The following table provides details regarding the stock options granted to the Named Executive Officers in 2003. In addition, in accordance with SEC Rules, the hypothetical gains or "option spreads" that would exist for the respective options are shown. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the options were granted over their 10-year term.

Options Granted in 2003

							Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#) (1)		Percent of All Options Granted to Employees in 2003
					Exercise Price Per Share ($)
Name						Expiration Date	5% (6) ($)	10% (6) ($)
Jack L. Bowman	250,000 50,000	(2) (3)	12.3935 2.4787	% %	0.68000 0.47000	3/18/2013 1/30/2013	106,912 14,779	270,936 37,453
Douglass B. Given(7)	200,000	(3)	9.9148%		0.47000	1/30/2013	59,116	149,812
Karen Auditore-Hargreaves	25,000 50,000 90,000 93,340	(4) (5) (3)	1.2393 2.4787 4.4617 4.6272	% % % %	4.41000 2.79000 2.69000 0.47000	12/19/2013 7/31/2013 5/8/2013 1/30/2013	69,336 87,731 152,255 27,589	175,710 222,327 385,845 69,917
Anna Lewak Wight	40,000 110,000	(3)	1.9830 5.4531	% %	2.69000 0.47000	5/8/2013 1/30/2013	67,669 32,514	171,487 82,396
Linda T. Findlay	40,000 84,000	(3)	1.9830 4.1642	% %	2.69000 0.47000	5/8/2013 1/30/2013	67,669 24,829	171,487 62,921
Neile A. Grayson(8)	40,000 90,000	(3)	1.9830 4.4617	% %	2.69000 0.47000	5/8/2013 1/30/2013	67,669 26,602	171,487 67,415
Melinda G. Kile	60,000 76,400	(3)	2.9744 3.7874	% %	2.69000 0.47000	5/8/2013 1/30/2013	101,504 22,582	257,230 57,228

(1)
All options were granted on May 8, 2003, except as otherwise noted, pursuant to the Company's Restated 1994 Stock Option Plan and such options become exercisable in monthly increments over a four-year period from the grant date and expire ten years from the grant date. All options were granted with an exercise price equal to the fair market value of the common stock on the date of the grant based on the closing price of the common stock as quoted on the NASDAQ National Market (for options granted prior to March 20, 2003) or NASDAQ SmallCap Market (for options granted on or after March 20, 2003). Under certain circumstances, defined as "change in control" in the Company's Restated 1994 Stock Option Plan, vesting of options will be accelerated and optionees will have the right to exercise all or a part of such options immediately prior to any such transaction.

(2)
Options granted on March 18, 2003.

(3)
Options granted on January 30, 2003.

(4)
Options granted on December 19, 2003.

(5)
Options granted on July 31, 2003.

(6)
The amounts result from the assumed rates of stock price appreciation required by the SEC and are not intended to forecast actual stock price appreciation.

(7)
Dr. Given resigned as Chief Executive Officer and President of the Company on June 30, 2003.

(8)
Dr. Grayson resigned as Vice President, Corporate Development of the Company on January 16, 2004.

Stock Option Exercises in 2003

        The following table sets forth information on option exercises in the year ended December 31, 2003 by the Named Executive Officers and the value of such officers' unexercised options at the end of 2003.

Aggregate Option Exercises during 2003
and Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2003 (#)		Value Of Unexercised In-The-Money Options at December 31, 2003 (1) ($)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jack L. Bowan	0	0	335,500	97,500	878,893	323,350
Douglass B. Given(2)	200,000	$530,000	250,000	0	121,500	0
Karen Auditore-Hargreaves	0	0	286,777	216,563	669,953	248,321
Anna Lewak Wight	0	0	174,062	77,291	477,333	99,525
Linda T. Findlay	34,000	$93,758	131,980	83,020	240,202	102,998
Neile A. Grayson(3)	0	0	145,520	89,480	362,207	83,093
Melinda G. Kile	0	0	147,609	86,478	367,324	112,203

(1)
The value of unexercised in-the-money options is calculated based on the market price per share on December 31, 2003, of $4.16 as reported by the Nasdaq SmallCap Market, less the exercise price.

(2)
Dr. Given resigned as Chief Executive Officer and President of the Company on June 30, 2003.

(3)
Dr. Grayson resigned as Vice President, Corporate Development of the Company on January 16, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION
Dated: February 20, 2004	By	/s/ MELINDA G. KILE Melinda G. Kile Vice President, Finance

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Aggregate Option Exercises during 2003 and Year-End Option Values
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